UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2015

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

On November 6, 2015, VAALCO Energy, Inc. (the “Company”) issued a press release urging the Company’s stockholders to refrain from taking any action at this time in respect of the announced consent solicitation by Group 42, Inc., Bradley L. Radoff and certain affiliates of such persons. A copy of the press release issued by the Company is filed herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1	Press Release of VAALCO Energy, Inc. dated November 6, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: November 6, 2015	By:	/s/ Eric J. Christ
Eric J. Christ Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

4
Exhibit Number	Description
99.1	Press Release of VAALCO Energy, Inc. dated November 6, 2015